UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report:   (Date of Earliest Event Reported) March 16, 2016

PANHANDLE OIL AND GAS INC.

(Exact name of registrant as specified in its charter)

OKLAHOMA	001-31759	73-1055775
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

5400 North Grand Blvd.,
Suite 300
Oklahoma City, OK		73112
(Address of principal executive offices)		(Zip code)

(405) 948-1560
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act

________________________________________________________________________

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain Officers

Previously reported on a Form 8-K filed on March 15, 2016, Panhandle Oil and Gas Inc. announced its president and CEO, Michael C. Coffman, will retire effective December 31, 2016, and that Panhandle’s board of directors intends to follow its succession plan and name Paul F. Blanchard, currently Panhandle’s Sr. vice-president and chief operating officer, to succeed Mr. Coffman as president and CEO upon Mr. Coffman’s retirement.

This amendment to the previously filed Form 8-K is being filed to correct the date of Mr. Coffman’s signature of the original Form 8-K. The signature date was shown as March 15, 2015, on the originally filed Form 8-K, but should have been shown as March 15, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANHANDLE OIL AND GAS INC.

By:  /s/ Michael C. Coffman

      Michael C. Coffman,

      President and CEO

DATE:    March 16, 2016